UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2022 (May 19, 2022)

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of FB Financial Corporation (the “Company”) was held on May 19, 2022. At the annual meeting, the Company’s shareholders elected 13 directors to hold office for one year and until their successors are duly elected and qualified: Jimmy E. Allen, J. Jonathan Ayers, William F. Carpenter III, Agenia W. Clark, James W. Cross IV, James L. Exum, Christopher T. Holmes, Orrin H. Ingram, Raja J. Jubran, Stuart C. McWhorter, C. Wright Pinson, Emily J. Reynolds, and Melody J. Sullivan. In addition, at the annual meeting, the shareholders approved in an advisory, non-binding vote, the compensation of the Company’s named executive officers, approved 1 year for the frequency of future advisory, non-binding votes on the compensation paid to the Company’s named executive officers, and approved the ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The proposal to amend the Company’s charter to eliminate the supermajority voting requirements failed to receive the required approval of the holders of 80% of the outstanding shares of the Company’s common stock. The final voting results are set forth below.

(1) Election of 13 directors to serve until the 2023 annual meeting of shareholders and until their successors have been duly elected and qualified:

Nominee	Votes For	Votes Withheld	Non Votes
Jimmy E. Allen	40,059,072	358,120	3,649,240
J. Jonathan Ayers	40,281,294	135,898	3,649,240
William F. Carpenter III	40,075,678	341,514	3,649,240
Agenia W. Clark	40,348,536	68,656	3,649,240
James V. Cross IV	40,348,159	69,033	3,649,240
James L. Exum	39,421,453	995,739	3,649,240
Christopher T. Holmes	40,281,180	136,012	3,649,240
Orrin H. Ingram	39,461,594	955,598	3,649,240
Raja J. Jubran	40,092,605	324,587	3,649,240
Stuart C. McWhorter	40,342,313	74,879	3,649,240
C. Wright Pinson	40,367,322	49,870	3,649,240
Emily J. Reynolds	40,022,243	394,949	3,649,240
Melody J. Sullivan	40,094,594	322,597	3,649,240

(2) Non-binding, advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Non Votes
40,002,482	378,415	36,295	3,649,240

(3) Non-binding, advisory vote to determine the frequency of future non-binding, advisory votes on the compensation paid to the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Non Votes
38,856,670	16,436	1,508,602	35,484	3,649,240

(4) Approval of amendments to the Company’s amended and restated charter to eliminate supermajority voting standards:

Votes For	Votes Against	Abstain	Non Votes
29,712,396	37,314	10,667,483	3,649,240

(4) Ratification of the appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

Votes For	Votes Against	Abstain	Non Votes
44,019,428	37,156	9,848	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

	By:	/s/ Beth W Sims
Beth W. Sims
Date: May 20, 2022		General Counsel and Corporate Secretary